SECURITIES AND EXCHANGE COMMISSION
                       Washington DC  20549

                             FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


              Northeast Bancorp            (fka Bethel Bancorp)
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           (Exact name of registrant as specified in its charter)

            Maine                               01-0425066
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  (State of Incorporation)           (IRS Employer Identification No.)

                232 Center Street, Auburn, Maine 04210
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  (Address of principal executive office)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                Name of each exchange on which
     to be so registered                each class is to be registered.

     Common stock, $1.00 par value      American Stock Exchange
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If this Form relates to a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box.  X
                                                                          ---.

Securities to be registered pursuant to Section 12(g) of the Act:  None.
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Item 1.  Description of Registrant's Securities to be Registered.
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Incorporated herein by reference to Item 1 of the Registration Statement on
Form 8-A bearing Registration No. 87-173713.


Item 2.  Exhibits.
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Inasmuch as the the securities being registered at this time are the only securities of the Registrant to be listed with the American Stock Exchange, the following Exhibits have been filed with the American Stock Exchange as part of this registration, and are not being included with the registration statement filed with the Commission:

- 6/30/96 10-K annual report (most recent)
- 9/30/96 and 12/31/96 10-Q quarterly reports
- 10/96 proxy statement (most recent)
- By-laws and corporate charter
- Specimen of security being registered
- 1996 shareholder annual report


Signature.
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Pursuant to the requirements of Section 12 of the Securities Exchange Act of
1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)   NORTHEAST BANCORP
Date:          February 19, 1997

By:            /s/  James David Delamater
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               James David Delamater, Its President and CEO